UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2016

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On May 8, 2016, Krispy Kreme Doughnuts, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cotton Parent, Inc., a Delaware corporation (“Cotton”), Cotton Merger Sub Inc., a North Carolina corporation and a wholly-owned subsidiary of Cotton (“Merger Sub”), and JAB Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands (“JAB”). Cotton and Merger Sub are affiliates of JAB. The Company’s Board of Directors (the “Board”) unanimously approved the Merger Agreement, the Merger, and the other transactions contemplated by the Merger Agreement and unanimously resolved to recommend that the Company’s shareholders vote to approve the Merger Agreement. The Merger is subject to a vote of the Company’s shareholders.

Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Cotton. As a result of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares held by Cotton, Merger Sub, certain affiliates of Cotton, or direct or indirect wholly-owned subsidiaries of the Company) will be converted into the right to receive $21.00 in cash, without interest and subject to any required tax withholding (the “Per Share Merger Consideration”).

The Company has made various representations and warranties in the Merger Agreement that are customary for a company in the quick service restaurant industry. The Merger Agreement also contains customary covenants and agreements, including, among others, covenants relating to (1) the conduct of the Company’s business between the date of the Merger Agreement and the Effective Time and (2) the efforts of the parties to cause the Merger to be completed.

The completion of the Merger is subject to the satisfaction or waiver of a number of closing conditions, including, among others, (1) adoption of the Merger Agreement by the holders of a majority of the Company’s outstanding common stock; (2) the absence of any “material adverse effect” on the Company occurring after the date of the Merger Agreement; (3) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (4) the absence of any legal prohibitions or certain governmental proceedings affecting the closing of the Merger; and (5) subject to certain materiality qualifications, the continued accuracy of the Company’s representations and warranties, and performance by the Company of required covenants and obligations (to be performed at or prior to the closing of the Merger), as of the closing of the Merger.

The Merger Agreement also includes provisions permitting termination by each of the Company and Cotton under certain circumstances, including (1) if the Merger is not completed by November 8, 2016 (the “Termination Date”), (2) if the required approval of the Company’s shareholders is not obtained or (3) if the other party breaches its representations, warranties or covenants and such breach would cause the failure of a corresponding closing condition to be satisfied by the Termination Date. In connection with a termination of the Merger Agreement under specified circumstances, including if the Company enters into an alternative transaction it determines is superior, the Company may be required to pay Cotton a termination fee of $42,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated in this Item 1.01 by reference.

The Merger Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company or any of its subsidiaries or affiliates. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure schedules that the Company delivered to Cotton in connection with executing the Merger Agreement. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2016, the Board amended and restated the Amended and Restated Bylaws of the Company (the “Bylaws”) to add a new Section 6 to Article X of the Bylaws. This new Section 6 became effective immediately upon adoption and provides that unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for the adjudication of certain actions shall be the state courts of North Carolina or the U.S. District Court for the Middle District of North Carolina. Section 6 further provides that actions filed in any North Carolina state court shall be subject to designation or assignment to the North Carolina Business Court.

The foregoing description of the amended and restated Bylaws is only a summary and is qualified in its entirety by reference to the full text of the amended and restated Bylaws, which is attached hereto as Exhibit 3.1 and is hereby incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

On May 9, 2016, the Company and JAB issued a joint press release announcing that they had entered into the Merger Agreement. The joint press release also announced the decision by the Company’s Board of Directors to postpone the Company’s annual meeting of shareholders originally scheduled to be held on June 14, 2016, pending the proposed Merger.

A copy of the joint press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 8, 2016, by and among Krispy Kreme Doughnuts, Inc., Cotton Parent, Inc., Cotton Merger Sub Inc., and JAB Holdings B.V.*

3.1	Amended and Restated Bylaws of Krispy Kreme Doughnuts, Inc.

99.1	Joint Press Release of Krispy Kreme Doughnuts, Inc. and JAB Holdings B.V., dated May 9, 2016.
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*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

FORWARD LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations concerning the proposed transaction involving the Company and JAB Beech Inc. (the “transaction”), including statements relating to regulatory approvals and the expected timing, completion and effects of the proposed merger and other future events and the transaction’s potential effects on the Company, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings, and other statements. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Forward looking statements often contain words such as “believe,” “may,” “forecast,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” or similar words, or the negative of these words. Actual results may differ materially from the results anticipated in these forward looking statements due to various factors, including, without limitation: the ability to obtain the approval of the transaction by the Company’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the outcome of pending or future litigation; the quality of Company and franchise store operations and changes in sales volume; risks associated with the use and implementation of information technology; our ability, and our dependence on the ability of our franchisees, to execute on our and their business plans; our relationships with our franchisees; actions by franchisees that could harm our business; our ability to implement our domestic and international growth strategy; our ability to implement and operate our domestic shop model; political, economic, currency and other risks associated with our international operations; the price and availability of raw materials needed to produce doughnut mixes and other ingredients, and the price of motor fuel; our relationships with wholesale customers; reliance on third parties in many aspects of our business; our ability to protect our trademarks and trade secrets; changes in customer preferences and perceptions; risks associated with competition; risks related to the food service industry, including food safety and protection of personal information; compliance with government regulations relating to food products and franchising; and increased costs or other effects of new government regulations; and other risks and uncertainties. These and other risks and uncertainties, which are described in more detail in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the United States Securities and Exchange Commission (“SEC”), are difficult to predict, involve uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Investors, potential investors and others are urged to carefully consider all such factors and are cautioned not to place undue reliance on these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of the Company by JAB Beech Inc. In connection with this proposed acquisition, the Company may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of the Company. Investors and shareholders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.krispykreme.com or by contacting the Company’s corporate secretary’s office at 370 Knollwood Street, Winston-Salem, N.C. 27103 or by calling (336) 726-8876.

Participants in Solicitation

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the SEC, including the Company’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on May 5, 2016, the Company’s Quarterly Report on Form 10-Q and the Company’s Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

	By	/s/ G. Price Cooper, IV
G. Price Cooper, IV
Chief Financial Officer

Date: May 9, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 8, 2016, by and among Krispy Kreme Doughnuts, Inc., Cotton Parent, Inc., Cotton Merger Sub Inc., and JAB Holdings B.V.*

3.1	Amended and Restated Bylaws of Krispy Kreme Doughnuts, Inc.

99.1	Joint Press Release of Krispy Kreme Doughnuts, Inc. and JAB Holdings B.V., dated May 9, 2016.
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*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.